UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 22, 2010

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                000-51446              02-0636095
   (State of Incorporation)      (Commission           (IRS employer
                                 File Number)        identification no.)



             121 South 17th Street
               Mattoon, Illinois                61938-3987
   (Address of principal executive offices)     (Zip code)


     Registrant's telephone number, including area code: (217) 235-3311

                               Not Applicable
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ] Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

   [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   On December 22, 2010, Consolidated Communications Holdings, Inc. (the "Company"), through two of its wholly owned subsidiaries, Consolidated Communications Services Company ("CCSC") and Illinois Consolidated Telephone Company ("ICTC" and together with CCSC, the "Tenants" and each, a "Tenant"), entered into three separate lease agreements with LATEL, LLC ("LATEL"), as described below (the "New Leases"). The three separate premises covered under the New Leases (the "Premises") were previously covered under the lease agreement entered into as of December 31, 2002 between LATEL and ICTC (the "Old Lease").
   Concurrent with the effectiveness of the New Leases, the Old Lease was terminated with respect to the Premises. On February 28, 2010, as part of the sale of the Company's telemarketing business, the Company assigned all of its right, title and interest in the lease agreement entered into as of December 31, 2002 with respect to premises located in Charleston, Illinois. The Old Lease will terminate in July 2011 pursuant to its original terms, with respect to the sales and administration building in Mattoon, Illinois, the only property remaining under the Old Lease.

   Each New Lease has a term of ten years and six months and provides each Tenant with two separate options to extend the respective lease for additional five-year terms. For the premises identified in the respective New Lease as the "Field Operations Building" in Mattoon, Illinois, the initial aggregate annual rent is $130,632. For the premises identified in the respective New Lease as the "General Operations Building" in Mattoon, Illinois, the initial aggregate annual rent is $508,200. For the Taylorville, Illinois premises, the initial aggregate annual rent is $26,820. For each New Lease, the annual rent amount increases by 2.5% per year through the final year of the initial term.

   The Chairman of the Company, Richard A. Lumpkin, and his immediate family have a beneficial ownership interest of 74.85% of LATEL, directly or through Agracel, Inc. ("Agracel"). Agracel is a real estate investment company of which Mr. Lumpkin, together with his family, have a beneficial interest of 49.7%. In addition, Mr. Lumpkin is a director of Agracel. Agracel is the sole managing member and 50% owner of LATEL.

   Each of the New Leases has been approved by the Company's Audit Committee pursuant to the Company's Related Person Transactions Policy.

   ITEM 1.02.     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

   The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.







   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  EXHIBITS.

   Exhibit No.    Description
   -----------    -----------

   10.1 Lease Agreement, dated December 22, 2010, between LATEL, LLC and Consolidated Communications Services Company.

   10.2 Lease Agreement, dated December 22, 2010, between LATEL, LLC and Illinois Consolidated Telephone Company.

   10.3 Lease Agreement, dated December 22, 2010, between LATEL, LLC and Illinois Consolidated Telephone Company.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Date: December 22, 2010

                            Consolidated Communications Holdings, Inc.



                            By:  /s/ Steven L. Childers
                                 --------------------------------------
                                 Name: Steven L. Childers
                                 Title: Chief Financial Officer







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

   10.1 Lease Agreement, dated December 22, 2010, between LATEL, LLC and Consolidated Communications Services Company.

   10.2 Lease Agreement, dated December 22, 2010, between LATEL, LLC and Illinois Consolidated Telephone Company.

   10.3 Lease Agreement, dated December 22, 2010, between LATEL, LLC and Illinois Consolidated Telephone Company.